Exhibit 16

CRM MUTUAL FUND TRUST

Limited Power of Attorney

I, the undersigned Trustee of CRM Mutual Fund Trust (the “Trust”), hereby constitute and appoint Ronald H. McGlynn and Steven A. Yadegari, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of CRM Large Cap Opportunity Fund with CRM All Cap Value Fund, each a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 14th day of March, 2019.

/s/ F. Gregory Ahern	/s/ Rodney P. Wood
F. Gregory Ahern	Rodney P. Wood

/s/ Louis Ferrante
Louis Ferrante

CRM MUTUAL FUND TRUST

Limited Power of Attorney

I, the undersigned Trustee of CRM Mutual Fund Trust (the “Trust”), hereby constitute and appoint Steven A. Yadegari to be my true, sufficient and lawful attorney, with full power to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of CRM Large Cap Opportunity Fund with CRM All Cap Value Fund, each a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 14th day of March, 2019.

/s/ Ronald H. McGlynn
Ronald H. McGlynn